FIRST AMENDMENT
                                   TO
                        ACE HARDWARE CORPORATION
                     RESTATED OFFICER INCENTIVE PLAN

Pursuant to Section 5 of the Ace Hardware Corporation Restated Officer Incentive Plan ("The Plan"), effective January 1, 2000, the Company hereby amends the Plan as follows:

1. Section 6 shall be amended by deleting paragraph 3 thereof and substituting the following:

	Award Opportunities:   The maximum award opportunity for any given
        Participant will be as set forth on Exhibit A. Exhibit B sets forth the multiplier matrix for the team portion of the short term goal. Exhibit BB sets forth the method of calculation for the retail portion of the short term goal.

2. Section 7 shall be amended by deleting the third and fourth paragraph of Subsection Performance Measure and substituting the following:

	Following is a presentation of ratios in effect as of January 1, 2000 pertaining to the VA Plan. These ratios may be adjusted from time to time by the Board (as set forth on Exhibit A).

        Gross Patronage Dividend Threshold for actual RSC sales is 5.4 percent. Permanent Sharing Ratio is 4.88 percent.

	A financial model which supports the VA Plan is presented in Exhibit C.

3. Section 9 shall be amended by deleting paragraph 3 thereof and substituting the following:

	Tier B Participants are immediately vested in their entire award which will, at the employee's option, be deferred or paid in cash within the first quarter of the subsequent Fiscal Year.

4. The Exhibits to the Plan shall be amended by deleting Exhibits A, B and C and substituting Exhibits A, B and C attached hereto. Exhibit BB setting forth the method of calculation for the retail portion shall be added during 2000.

5.  This First Amendment is effective January 1, 2000.






Except as specifically amended herein, the Plan shall remain in full force and effect as prior to this First Amendment.

Dated:  December 8, 1999              Ace Hardware Corporation
                                      a Delaware corporation

                                      By:_____________________________________
                                           Chairman of the Board of Directors

                                                        and
                                      By:_____________________________________
                                           President and CEO




                               EXHIBIT A
                             PARTICIPANTS
                 FOR PLAN YEARS COMMENCING JANUARY 1, 2000
                 -----------------------------------------

Tier A:		David F. Hodnik
		Paul M. Ingevaldson
		Rita D. Kahle
		Michael C. Bodzewski
		Lori L. Bossmann
		Ray A. Griffith
		David W. League
		David F. Myer
		Fred J. Neer
		Kenneth L. Nichols

_____________________________________________________________________________


Tier B:		William J. Bauman			(The VA Plan Only)
		Daniel C. Prochaska			(The VA Plan Only)


                    EXECUTIVE SHORT-TERM INCENTIVE PLAN
      MULTIPLIER MATRIX - APPLIES TO TEAM PORTION OF SHORT TERM GOAL

RETURN ON SALES * * *

                     3.08%  3.13%  3.18%  3.23%  3.28%  3.33%  3.38%
                     =====  =====  =====  =====  =====  =====  =====

           LT   4%     50%    60%    70%   100%   140%   170%   175%
Wholesale       6%     40%    70%    80%   110%   130%   160%   175%
                8%     30%    60%   100%   120%   130%   160%   175%
Sales          10%     25%    50%   100%   125%   130%   150%   160%
               12%     25%    40%   100%   130%   140%   150%   160%
Increase       14%     25%    30%   100%   140%   150%   150%   160%
           GT  15%     25%    25%   100%   150%   150%   150%   160%






*       For 2000, the target goal will be at 3.18%.   The goal was adjusted
        upward for the loss of the lower margin LBM business. For 2000, BLP will be calculated before the E-Commerce and Las Vegas Vision 21 Retailer meeting.

**	For return on sales component only - prorate between each goal based on actual results. No proration based on sales growth. (Proration occurs only if > 3.18% and payout would be higher with proration.) The matrix is capped at +/- a 75% payout.



MULTIPLIER MATRIX CHART THAT WILL BE USED IN 2000


                          RETAIL SALES MATRIX
                          -------------------
                  January 1, 2000 - December 31, 2000

   Ace Same Store Sales
   Increase Compared to                                      % of Base
 Weighted Average Increase                                  Compensation
 -------------------------                                  ------------

         -1.0%                                                  8.0%

          -.5                                                   9.0

     Weighted Average                Target                    10.0

           .5                                                  12.0

          1.0                                                  14.0

          1.5                                                  16.0

          2.0                                                  18.0

          2.5                                                  20.0

          etc.                                                 etc.


*Weighted Average                    96-97           97-98          98-99*
                                     -----           -----          ------
                 Home Depot           7.0%            7.0%           10.0%


                 Lowes                4.0%            6.0%            6.0%
               *through 3rd quarter

Ace Growth

                 ACE                  6.0%            8.5%            6.5%